Exhibit (j)
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated April 27, 2010, relating to the financial statements and financial highlights which appear in the February 28, 2010 Annual Reports to Shareholders of GMO U.S. Core Equity Fund, GMO Tobacco-Free Core Fund, GMO Quality Fund (formerly known as GMO U.S. Quality Equity Fund), GMO U.S. Intrinsic Value Fund, GMO U.S. Growth Fund, GMO U.S. Small/Mid Cap Value Fund, GMO U.S. Small/Mid Cap Growth Fund, GMO Real Estate Fund, GMO Tax-Managed U.S. Equities Fund, GMO Domestic Bond Fund, GMO Core Plus Bond Fund, GMO International Bond Fund, GMO Strategic Fixed Income Fund, GMO Currency Hedged International Bond Fund, GMO Global Bond Fund, GMO Emerging Country Debt Fund, GMO Short-Duration Investment Fund, GMO Short-Duration Collateral Fund, GMO Short-Duration Collateral Share Fund, GMO Inflation Indexed Plus Bond Fund, GMO U.S. Treasury Fund, GMO Asset Allocation Bond Fund, GMO Asset Allocation International Bond Fund, GMO World Opportunity Overlay Share Fund, GMO International Core Equity Fund, GMO International Intrinsic Value Fund, GMO International Growth Equity Fund, GMO Developed World Stock Fund, GMO Currency Hedged International Equity Fund, GMO Foreign Fund, GMO Foreign Small Companies Fund, GMO International Small Companies Fund, GMO Emerging Markets Fund, GMO Emerging Countries Fund, GMO Taiwan Fund, GMO Tax-Managed International Equities Fund, GMO Flexible Equities Fund, GMO U.S. Equity Allocation Fund, GMO International Equity Allocation Fund, GMO International Opportunities Equity Allocation Fund, GMO Global Equity Allocation Fund, GMO World Opportunities Equity Allocation Fund, GMO Global Balanced Asset Allocation Fund, GMO Strategic Opportunities Allocation Fund, GMO Benchmark-Free Allocation Fund, and GMO Alpha Only Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Investment Advisory and Other Services — Independent Registered Public Accounting Firm” and “Ongoing Arrangements To Make Portfolio Holdings Available” in such Registration Statement.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 25, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated April 27, 2010, relating to the financial statements and financial highlights which appear in the February 28, 2010 Annual Reports to Shareholders of GMO International Intrinsic Value Fund, GMO Foreign Fund, GMO Emerging Countries Fund, GMO U.S. Core Equity Fund, and GMO U.S. Growth Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Investment Advisory and Other Services — Independent Registered Public Accounting Firm” and “Ongoing Arrangements To Make Portfolio Holdings Available” in such Registration Statement.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 25, 2010